================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MicroTouch Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

Dear Fellow Shareholder:

You are cordially invited to attend the MicroTouch Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on Thursday, June 25, 1998 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

You will be asked at the meeting to elect two directors, to amend the 1992 Equity Incentive Plan, and to ratify the selection of Arthur Andersen LLP as MicroTouch's independent auditors for 1998.

As set forth in the accompanying Proxy Statement, which you are urged to read, your Board of Directors recommends that you vote "FOR" the proposals.

At the Annual Meeting management will be available for a discussion period to answer your questions, and we welcome your comments. Representatives from Arthur Andersen will also be available to answer questions.

The Board of Directors appreciates and encourages shareholder participation in MicroTouch's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,



D. Westervelt Davis
President, Chief Executive Officer and
Director

NOTICE OF                                       May 15, 1998
ANNUAL MEETING
OF SHAREHOLDERS     To the Shareholders:

                    The Annual Meeting of Shareholders of MicroTouch Systems, Inc. will be held on June 25, 1998 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston Massachusetts, at 10:00 a.m., for the following purposes:

                    (1)  To elect two Class III directors.

                    (2)  To amend the 1992 Equity Incentive Plan.

                    (3) To approve Arthur Andersen LLP as independent auditors of the Corporation for fiscal 1998.

                    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

                    Shareholders of record at the close of business on May 12, 1998 are entitled to vote at the meeting.



                                                Diane Burak
                                                Clerk

                           MICROTOUCH SYSTEMS, INC.
                               300 GRIFFIN PARK
                         METHUEN, MASSACHUSETTS 01844
                           TELEPHONE (978) 659-9000

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 1998.

The accompanying proxy is solicited by the Board of Directors, and all the expenses of the solicitation will be borne by the Corporation. No costs of solicitation have been incurred to date. The solicitation will be by mail, and may also be made personally and by telephone by a presently indeterminable number of officers and employees of the Corporation or by an independent organization on behalf of the Corporation.

The annual report to shareholders was sent to shareholders with this proxy statement and accompanying proxy on or about May 15, 1998.

VOTING

The Corporation has only one class of shares outstanding. The Board of Directors has fixed the close of business on May 12, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders on June 25, 1998 (the "Annual Meeting"). As of March 20, 1998 there were outstanding 7,811,248 shares of common stock of $0.01 par value per share (the "Common Stock"), each such share being entitled to one vote. At any time prior to the Annual Meeting, a shareholder may revoke his or her proxy by filing a proxy bearing a later date with the Clerk of the Corporation. If a shareholder attends the Annual Meeting, such shareholder may revoke his or her proxy at that time and vote in person. Proxies will be voted as directed by the shareholder. Unless otherwise directed, proxies will be voted for the election of the nominees for Class III director listed below, for the amendments of the 1992 Equity Incentive Plan and for the approval of Arthur Andersen LLP ("Arthur Andersen") as the independent auditors of the Corporation. A majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting, represented at the Annual Meeting, in person or by proxy, constitutes a quorum for the transaction of business. Signed but unmarked proxies will be counted as favorable votes; pursuant to Massachusetts law, broker non-votes and proxies marked as abstentions will be counted as shares present for the purpose of determining the presence of a quorum but broker non-votes will not be counted as votes properly cast and will not affect the outcome of the voting. Proxies marked as abstentions will be counted as votes properly cast and, accordingly, will have the effect of a negative vote. The favorable vote of a plurality of the shares represented at the meeting is required for the election of the directors. The favorable vote of a majority of the shares represented at the meeting is required for the amendment of the 1992 Equity Incentive Plan and the ratification of Arthur Andersen. Pursuant to the Corporation's By-Laws, no business may be transacted at the meeting other than the business specified in the notice of the meeting and business properly brought before the meeting at the direction of the Board of Directors, the Chairman of the Board or the President.

PROPOSAL I - NOMINATION AND ELECTION OF DIRECTORS

The Corporation's Board of Directors is divided into three classes. The Board is currently comprised of two Class I directors, two Class II directors and one Class III director. At each Annual Meeting of Shareholders, a class of directors is elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the current Class III director, Class I directors and Class II directors, respectively, will expire upon the election and qualification of directors at the Annual Meeting of Shareholders held in 1998, 1999 and 2000. At this Annual Meeting, an additional Class III director has been nominated for election, increasing the total number of Class III directors to two.

Pursuant to the provisions of the By-Laws of the Corporation, two Class III directors are to be elected at the Annual Meeting. The nominees for Class III members of the Board of Directors are James D. Logan, who currently serves as a Class III director, and Peter Brumme. A person elected as director to a specific class will serve until the expiration of such director's three-year term, and in each case until the particular director's successor has been elected and qualified. The board recommends a vote FOR the nominees.

If for any reason either nominee should not be a candidate for election at the time of the Annual Meeting, the proxies may be voted, in the discretion of those named as proxies, for a substitute nominee or nominees.

Following are summaries of the background and business experience and descriptions of the principal occupations of the Directors and the nominees for election to the Board of Directors.

James D. Logan  Age: 45 (Nominee for re-election as a Class III Director)
--------------------
Mr. Logan founded MicroTouch in 1983. He has served as Chairman of the Board since April 1992. In April 1996, he stepped down as President and Chief Executive Officer, roles he had held since 1983 and 1992, respectively, to pursue other business interests. He continues to serve as Chairman of the Board. Prior to founding the Corporation, he was employed by Chemical Banking Corporation from 1979 to 1981. Mr. Logan received an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College, where he was an Edward Tuck Scholar, and a B.A. from Hamilton College.

D. Westervelt Davis  Age: 50
-------------------------
Since April 1996, Mr. Davis has served as President and Chief Executive Officer of the Corporation and has been a director of the Corporation (Class I) since 1991. Previously, Mr. Davis was the President of Lasertron, a Division of Oak Industries, a manufacturer of semiconductor components for fiber optic communications, from November 1994 to March 1996. From April 1992 to November 1994 Mr. Davis was a principal with Rand Griffin, a strategy consulting firm. From April 1989 to April 1992 Mr. Davis was President and Chief Executive Officer of Autographix, a privately held software developer and system integrator for the presentation graphics market. On November 3, 1993 Autographix filed a petition of bankruptcy. From January 1984 to September 1988 Mr. Davis was President of General Scanning, at the time a privately held manufacturer of laser scanners and oscillographic recorders. Mr. Davis received an M.B.A. from the Harvard Graduate School of Business Administration and a B.S.E. from Princeton University.

Ronald Fisher  Age: 50
-------------------
Mr. Fisher has been a director of the Corporation (Class II) since 1991. Mr. Fisher has been Vice Chairman of SOFTBANK Holdings, Inc., a global technology infrastructure provider, since October 1995. Mr. Fisher was President, Chief Executive Officer and a member of the Board of Directors of Phoenix Technologies, Ltd., a developer and marketer of system software products for personal computers and printers, from January 1990 to February 1996; and he continues to serve as Chairman of Phoenix Technologies, Ltd. From 1984 to 1990 he was the Chief Operating Officer and then President and Chief Executive Officer of Interactive Systems Corp., a software corporation. Mr. Fisher is also a director of Segue Software and SOFTBANK Corporation, both publicly held companies. Mr. Fisher received an M.B.A. from Columbia University and a Bachelor of Commerce from the University of Witwatersrand, South Africa.

Edward J. Stewart, III  Age: 52
----------------------------
Mr. Stewart has been a director of the Corporation (Class II) since 1983. Mr. Stewart has been General Partner of Kestrel Venture Management, a venture capital firm, and its predecessor, and a series of affiliated venture capital partnerships since September 1983. Mr. Stewart is a director of nine privately held companies. Mr. Stewart received an M.B.A. from the Harvard Graduate School of Business Administration and a B.S. from Yale University.

Frank Manning  Age: 49
-------------------
Mr. Manning has been a director of the Corporation (Class I) since 1993. He is President, Chief Executive Officer and Chairman of the Board of Zoom Telephonics, Inc., a publicly held manufacturer of computer modems and other data communication products which he co-founded in 1977. Mr. Manning received his B.S., M.S., and Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation fellow.

Peter Brumme  Age:  48 (Nominee for election as a Class III Director)
------------------
Mr. Brumme is a candidate for election to the Board of Directors of the Corporation (Class III). Since January 1997 Mr. Brumme has been the Chief Operating Officer of SilverStream Software, Inc. From March 1993 to January 1997 Mr. Brumme was the Chief Operating Officer of Watermark Software, Inc., a privately held provider of Windows-based imaging software. From January 1992 to March 1993 Mr. Brumme was the Chief Operating Officer of Software Developer's Company, a privately held provider of software development tools. From May 1990 to December 1991 Mr. Brumme was the Senior Vice President, Sales and Marketing of Microcom, Inc., a leading manufacturer of protocol modems, dial-up network management systems, internetworking bridges/router and communications/utilities software. Prior to that Mr. Brumme held various Sales/Marketing related positions with progressive levels of responsibility. Mr. Brumme received a Master of Science from Cornell University and a B.S. in Applied Mathematics from MIT.

Five meetings of the Board of Directors were held during 1997. The Board has two committees: Compensation, which met once during 1997; and Audit, which met twice during 1997. The Corporation does not have a nominating committee. Each incumbent director had an attendance record of 100% at meetings, including meetings of committees on which he served.

The Audit Committee, currently consisting of Messrs. Stewart and Manning, nominates the Corporation's independent auditing firm, reviews the scope of the audit and approves in advance reviews by the independent auditors, their activities and recommendations regarding internal control, and meets with the independent auditors and management, each of whom had direct and open access to the Audit Committee. The Compensation Committee, which consists of Messrs. Fisher and Stewart, determines the compensation of officers other than employee directors (as to whom the Committee makes recommendations to the Board of Directors which then determines their compensation). See "Compensation Committee Report to Shareholders" below.

For serving the Corporation as directors, directors receive a fee of $750 for each board or committee meeting attended. Additionally, upon election to the Board of Directors, each new non-employee director shall receive options to purchase 10,000 shares of Common Stock. Immediately following the Annual Shareholders' Meeting each year, each non-employee director shall automatically receive options to purchase 5,000 shares of Common Stock. The options have a term of 10 years and are priced at the last sale price of the Corporation's Common Stock for the day previous to the date of the grant.

Compensation Committee Interlocks and Insider Participation

Messrs. Fisher and Stewart, each an outside director, are the members of the Corporation's Compensation Committee. Neither member of the Compensation Committee has at any time been an officer or employee of the Corporation or any of its subsidiaries. No executive officer of the Corporation served as a member of the compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Corporation's Board of Directors or Compensation Committee.


SECURITY OWNERSHIP

Except as set forth below, no person or group, to the knowledge of the Corporation, owns five percent or more of the Common Stock.

The following table sets forth information as of March 20, 1998 with respect to the amount of Common Stock held by each director, named Executive Officer, (as defined below) holder of 5% or more of the Corporation's Common Stock and all directors and executive officers as a group (in each case, the beneficial owner of the shares shown has sole voting and sole investment power):

                                                                                    PERCENTAGE OF
NAME                                             COMMON SHARES BENEFICIALLY         TOTAL COMMON
----                                                       OWNED                    SHARES OWNED
                                                 --------------------------         -------------
INVESCO Inc.                                             637,200                         8.2%
  1315 Peachtree St. NE
  Atlanta, GA 30309
Schroder Capital Management International                473,540                         6.1%
  787 Seventh Avenue - 34th Floor
  New York, NY 10019
State of Wisconsin Investment Board                      450,000                         5.8%
  P.O. Box 7842
  Madison, WI 53707
James D. Logan  (1)                                      270,589                         3.4%
Peter Brumme                                                ----                        ----
D. Westervelt Davis (2)                                  139,501                         1.8%
Ronald D. Fisher (3)                                      29,166                         0.4%
Frank Manning (4)                                         23,333                         0.3%
Edward J. Stewart, III (5)                                25,166                         0.3%
Joel M. Blenner (6)                                       26,321                         0.3%
Geoffrey P. Clear (7)                                     72,501                         0.9%
Robert J. Senior (8)                                      37,320                         0.5%
Jeffrey Shaw (9)                                          11,250                         0.1%

Directors and Executive Officers as a group
11 individuals (includes options to acquire              711,638                         8.7%
395,000 shares which vest prior to 5/20/98)

(1) Consists of 230,589 shares owned directly by Mr. Logan and options to acquire 40,000 shares which vest prior to 5/20/98.
(2) Consists of 7,000 shares owned directly by Mr. Davis and options to acquire 132,501 shares which vest prior to 5/20/98.
(3)  Consists of options to acquire 29,166 shares which vest prior to 5/20/98.
(4)  Consists of options to acquire 23,333 shares which vest prior to 5/20/98.
(5) Consists of 16,000 shares owned directly by Mr. Stewart and options to acquire 9,166 shares which vest prior to 5/20/98. Mr. Stewart disclaims beneficial ownership of an additional 5,000 shares owned by family members.
(6) Consists of 1,320 shares owned directly by Mr. Blenner and options to acquire 25,001 shares which vest prior to 5/20/98.
(7) Consists of 1,833 shares owned directly by Mr. Clear and options to acquire 70,668 shares which vest prior to 5/20/98.
(8) Consists of 3,320 shares owned directly by Mr. Senior and options to acquire 34,000 shares which vest prior to 5/20/98.
(9)  Consists of options to acquire 11,250 shares which vest prior to 5/20/98.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE'S REPORT TO SHAREHOLDERS

The executive compensation program for the Corporation is administered by the Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below, who are outside, non-employee directors of the Corporation with responsibility for all compensation matters for the Corporation's senior management other than employee directors, as to whom the Committee makes recommendations to the Board of Directors, which then determines their compensation.

The program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a competitive total compensation package based on performance. It provides for competitive base salaries, which reflect individual performance; annual variable performance incentive opportunities, which are payable in cash for the achievement of performance goals established by the Committee; and long-term, stock-based incentive opportunities, which strengthen the mutuality of interests between senior management and the Corporation's shareholders. The annual performance incentive opportunities and long-term incentive opportunities established by the Committee are intended to be competitive with competitor incentive compensation opportunities based on surveys conducted by independent compensation consulting firms.

In designing and administering the individual elements of the executive compensation program, the Committee strives to balance short and long-term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payments. Following is a discussion of each of the elements of the executive compensation program along with a description of the decisions and actions taken by the Committee with regard to 1997 compensation and specific discussion of the decisions regarding the Chief Executive Officer's ("CEO's") compensation.


ANNUAL COMPENSATION

Annual total cash compensation for senior management consists of base salary and the annual variable performance incentive earned under the Corporation's Key Executive Bonus Plan. Total annual cash compensation varies each year based on achievement of Corporation performance goals established by the Committee under the annual incentive plan and changes in base salary.

Payment of the annual variable performance incentive award for the Executive Officers appearing in the tabular disclosure which follows is based on achievement of various goals, both financial and strategic. For 1997, the Committee determined that bonus awards would be calculated as percentages of base salary, and based upon the achievement of an operating income target for the Executive Officers, except the CEO, whose award is discussed separately below, and the Vice-President - Sales, whose award is also based on a sales level target. To the extent that these targets were exceeded bonus awards would increase commensurately. Having determined that management exceeded the operating income target and the sales target, the

Committee then set the bonus payment accordingly. The bonuses awarded are listed in the Summary Compensation Table which follows.

LONG-TERM COMPENSATION

The long-term incentive program for senior management consists of awards granted under the 1992 Equity Incentive Plan (the "Plan"), which is administered by the Compensation Committee. The Plan provides for awards of stock options, stock appreciation rights, restricted stock and performance shares. To date, only stock options have been granted under the Plan. During 1997, in recognition of the completed objectives noted above, the following stock option grants were awarded to three of the four most highly compensated officers of the Corporation, other than the CEO: 1) to Joel M. Blenner, Vice President - Sales, 9,000 shares; 2) to Geoffrey P. Clear, Vice President-Finance & Administration, 8,000 shares; and 3) to Robert J. Senior, Vice President and General Manager-European Operations, 8,000 shares. Mr. Jeffrey Shaw joined the Corporation as Vice-President of Quality and Operations in January, 1997. He was awarded a stock option grant of 45,000 shares as an incentive at that time.


CHIEF EXECUTIVE OFFICER'S COMPENSATION

Mr. Davis' base salary was determined by comparing salaries of executives of similar companies based on the Company's internal benchmarking survey activities. Mr. Davis also participates in the Key Executive Bonus Plan and the 1992 Equity Incentive Plan, as discussed above. However, Mr. Davis' award is tied to long-range performance targets for the Corporation's Business Products Division as well as the current year operating income target. As a result of the failure to meet revenue goals in the Business Products Division, Mr. Davis received no bonus for 1997. However, in recognition of the operating income target achieved for the Corporation, Mr. Davis received a stock option grant of 50,000 shares.

The Compensation and Stock Option tables which follow in this proxy statement, and accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

By the Compensation Committee,



Ronald Fisher
Edward J. Stewart III

The following table shows, for the fiscal years indicated, the annual compensation paid by the Corporation, together with long-term and other compensation, for the current Chief Executive Officer and the next four most highly compensated executive officers in 1997 (the "Named Executive Officers") of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                               ANNUAL COMPENSATION           COMPENSATION
                                               -------------------              AWARDS
                                                                             -------------
                                                                              Securities
                                                                              Underlying
                                        Year       Salary       Bonus (1)       Options
                                      ---------  -----------  -------------  -------------
D. Westervelt Davis                     1997     $200,000           -0-          50,000
   President, Chief Executive           1996     $142,308      $ 85,125         200,000
    Officer and Director (2)

Geoffrey P. Clear                       1997     $138,308      $ 54,000           8,000
  Vice President - Finance &            1996     $129,508      $ 47,775           4,000
  Administration, Chief Financial       1995     $120,000      $ 30,000           9,000
  Officer and Treasurer

Robert J. Senior                        1997     $152,137      $107,941           8,000
  Vice President & General Manager      1996     $129,049      $ 48,507           4,000
  - European Operations                 1995     $141,724      $ 15,680           3,000

Joel M. Blenner                         1997     $146,969      $ 88,562           9,000
  Vice President -Sales (3)             1996     $115,385      $ 55,925          45,000

Jeffrey Shaw                            1997     $135,577      $ 55,000          45,000
  Vice President - Quality and
    Operations (4)

_______________________
(1) Reflects amounts awarded for performance in the respective fiscal year, even though the compensation may not have actually been paid until a later date.
(2) Mr. Davis became President and Chief Executive Officer in April, 1996. He continues to serve as a Director (Class I) of the Corporation.
(3)  Mr. Blenner became Vice President - Sales in March, 1996.
(4)  Mr. Shaw became Vice President - Quality and Operations in January, 1997.

EXECUTIVE OFFICERS

The current executive officers of the Corporation who are not also directors are listed below. Each such person's term of office extends until the meeting of the Board of Directors following the Annual Meeting and until his successor is elected and qualified.

Mr. Geoffrey Clear (Age: 48) has been Vice President - Finance & Administration, Chief Financial Officer and Treasurer of the Company since February 1992. He was Vice President - Finance and Administration at T Cell Sciences, Inc., a biotechnology company, from April 1986 until February 1992. Previously he served as Division Controller for the Organic Chemicals Division of W.R. Grace & Co., a manufacturer of specialty chemicals, from March 1982 to April 1986. Mr. Clear is a Certified Public Accountant and a member of the Financial Executives Institute. Mr. Clear received an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College, where he was an Edward Tuck Scholar, and a B.A. from Dartmouth College.

Mr. Robert Senior (Age: 41) has been Vice President and General
Manager -European Operations since January 1995. Before that, he was Vice President -Sales from March 1993 until December 1994. He was General Manager of the Company's U.K. subsidiary from January 1991 until March 1993. Previously, he served as National Sales Manager (U.K.) for Poqet Computer, a U.S. manufacturer of hand-held personal computers and as Business Development Manager for NCR Ltd., the U.K. subsidiary of the U.S. - based computer equipment manufacturer. Mr. Senior received a B. Ed. in Physics from Exeter University.

Mr. Joel Blenner (Age: 54) has been Vice President - Sales since March 1996. Previously he was Senior Vice President - Sales for Digital Products Corporation, a privately held manufacturer of print servers. Prior to that, he was Vice President - Sales at Network Communications Corporation, a privately held manufacturer of network management equipment and Vice President - Sales at Corporate Software, Inc., a public company selling software and providing related services. Mr. Blenner holds a BA degree in Psychology from Southern Connecticut State University.

Mr. Jeffrey Shaw (Age: 51) has been Vice President - Quality and Operations since January 1997. Previously he was Vice President - Operations for ACT Manufacturing, Inc., a contract manufacturing company. Prior to that, he was Vice President - Operations at Xyplex, Inc., and PictureTel Corporation, as well as Vice President of Global Support Operations at Octocom Systems. Mr. Shaw began his career as an engineer with Western Electric. Mr. Shaw holds a MS in Metallurgy and Materials from Lehigh University and a BS in Electrical Engineering from Worcester Polytechnic Institute.

Ms. Janet Muto (Age: 41) has been Vice President - Marketing since April 1997. Previously she was Worldwide Marketing Director of Hewlett Packard's $2 billion Workstation Division. Prior roles at Hewlett Packard included Worldwide Sales and Support Manager, Workstations Systems Division; Commercial Market Development Manager, Entry Systems Division; Workstation Systems Group and District Sales Manager. Prior to that, Ms. Muto held sales and marketing positions at Apollo Computer and Prime Computer. Ms. Muto earned an MBA in Marketing and Management from Babson College and a BA in Political Science from Trinity College.

Mr. Bernie Geaghan (Age: 50) has been Vice President - Research and Development since May 1995. Before that he was Vice President - Engineering from March 1990 to April 1995. From January 1989 until February 1990, he was Vice
President -Engineering at Transition Technology, Inc., a manufacturer of industrial control equipment. From May 1987 until January 1989 he was a Senior Department Manager at Data General Corporation, a manufacturer of minicomputers. Previously, he was employed as Vice President of Engineering at Visual Technology, Inc., a manufacturer of video terminals, and as an engineering manager at Digital Equipment Corporation. Mr. Geaghan received a B.S. in Electrical Engineering from the University of Maine.

There are no family relationships between any of the Corporation's directors, executive officers or people nominated to become directors or executive officers of the Corporation.

The following table contains information concerning the grant of stock options to Named Executive Officers during the last fiscal year.

                                                     OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------------------------------------------------------------
                           Number of    Percentage of
                           Securities   Total Options
                           Underlying     Granted to               Market Price
                            Options      Employees in   Exercise       as of      Expiration     Grant Date
Name                      Granted (1)        1997         Price     Grant Date       Date     Present Value (2)
----                      ------------   ------------   --------   -------------  ----------  -----------------
D. Westervelt Davis         50,000         15.3%        $19.75         $19.75       3/31/07       $484,000

Geoffrey P. Clear            8,000          2.5%        $19.75         $19.75       3/31/07       $ 78,000

Robert J. Senior             8,000          2.5%        $19.75         $19.75       3/31/07       $ 78,000

Joel M. Blenner              9,000          2.8%        $19.75         $19.75       3/31/07       $ 89,000

Jeffrey Shaw                45,000         13.8%        $23.25         $23.25       1/13/07       $513,000

(1) Options granted become exercisable in equal annual installments over 4 years.

(2) Based on the Black-Scholes option pricing model adapted for use in valuing stock options. The actual value, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised and there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates (a weighted average of 6.3%) and stock price volatility (.61). Amounts indicated are not intended to be a forecast of possible future appreciation, if any, in the price of the Corporation's Common Stock.

The following table sets forth information with respect to the Named Executive Officers concerning option exercises during the last fiscal year and unexercised options held as of the end of the last fiscal year.

          AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
 -----------------------------------------------------------------------------------------------------------
                                                        Number of Securities
                           Shares                      Underlying Unexercised        Value of Unexercised
                          Acquired       Value            Options Held at          In-the Money Options at
                         on Exercise   Realized          December 31, 1997          December 31, 1997 (1)
                         -----------   ---------    ----------------------------  --------------------------
Name                                                Exercisable    Unexercisable  Exercisable  Unexercisable
---------------------                               -----------    -------------  -----------  -------------
D. Westervelt Davis          0             0           65,000         207,500       $203,000      $160,000

Geoffrey P. Clear           -0-           -0-          63,000          20,000       $814,000      $ 32,000

Robert J. Senior            -0-           -0-          25,000          19,000       $222,000      $ 61,000

Joel M. Blenner             -0-           -0-          11,250          42,750       $ 14,000      $ 42,000

Jeffrey Shaw                -0-           -0-             -0-          45,000       $      0      $      0


(1) Based on the difference between the closing price of the Corporation's Common Stock as reported on the Nasdaq Stock Market as of 12/31/97 ($15.75) and the exercise price of the respective options. Dollar values rounded to the nearest thousand.

COMPARATIVE STOCK PERFORMANCE

The comparative stock performance graph below compares the cumulative shareholder return on the Common Stock of the Corporation for the period from January 1, 1993 through the fiscal year ended December 31, 1997 with the cumulative total return for (i) the NASDAQ Market Value Index for the NASDAQ Stock Market (the "NASDAQ Market Index"), and (ii) a group consisting of publicly-traded U.S. companies in the Corporation's industry (based on Standard Industrial Classification Code Number 3577, "Computer Peripheral Equipment") (the "Peer Group Index") for the same period, assuming the investment of $100 in the Corporation's Common Stock, the NASDAQ Market Index and the Peer Group Index on January 1, 1993 and reinvestment of all dividends. Measurement points are on January 1, 1993 and the last trading day of the Corporation's fiscal years ended December 31, 1993, 1994, 1995, 1996 and 1997. On November 1, 1994 the
Corporation's stock was split two-for-one.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

-------------------------------FISCAL YEAR ENDING--------------------------------
COMPANY                   1992      1993      1994      1995     1996     1997
MICROTOUCH SYSTEMS INC     100       98.21     642.86    173.21   342.86   225.00
INDUSTRY INDEX             100      127.72     147.00    234.64   293.68   299.09
BROAD MARKET               100      119.95     125.94    163.35   202.99   248.30

PROPOSAL II - AMENDMENTS TO THE 1992 EQUITY INCENTIVE PLAN

General

The Company's 1992 Equity Incentive Plan (the "Equity Plan") was originally adopted by the Board of Directors and approved by the shareholders of the Company in April 1992 and amended in June 1997. The purpose of the Equity Plan is to attract and retain key employees and consultants of the Company and its affiliates. The Equity Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, performance shares and restricted stock (together the "Awards") to employees and consultants of the Company and its affiliates ("Eligible Persons").

Currently, Awards may be made under the Equity Plan for up to a total of 2,375,000 shares of Common Stock, subject to adjustment for stock splits and similar capital changes.

All of the Company's employees are eligible to participate in the Equity Plan. As of March 20, 1998 options to purchase an aggregate of 3,074,000 shares of Common Stock had been granted. Of these, options to purchase 760,000 shares had been canceled, 867,000 had been exercised and options to purchase 1,447,000 shares remained outstanding, leaving only 61,000 shares available for new Awards under the Equity Plan. No stock appreciation rights, performance shares, restricted stock or other stock-based awards have been granted under the Equity Plan. The closing price of the Company's Common Stock on March 20, 1998, as reported by the Nasdaq Stock Market, was $17.125 per share.

Administration and Eligibility

Awards are made by the Compensation Committee which has been designated by the Board of Directors to administer the Equity Plan. The Compensation Committee may delegate to one or more officers the power to make awards under the Equity Plan to persons other than officers of the Company who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

Awards under the Equity Plan are granted at the discretion of the Compensation Committee, which determines the recipients and establishes the terms and conditions of each award, including the exercise price, the form of payments of the exercise price, the number of shares subject to options or other equity rights and the time at which such options become exercisable. Currently, the exercise price of any incentive stock option granted under the Equity Plan may not be less than the fair market value of the Common Stock on the date of grant and the exercise price of any nonstatutory stock option may not be less than 50% of the fair market value of the Common Stock on the date of grant.

Proposed Amendments to the 1992 Equity Incentive Plan

The Board of Directors has voted, subject to approval of the stockholders, to
(i) increase the number of shares of Common Stock that may be subject to Awards under the Equity Plan by 375,000 (the "Additional Shares") to an aggregate of 2,750,000, subject to adjustment for stock splits and similar capital changes and (ii) to limit the number of shares of Common Stock which may be covered by Awards to any one individual in any year to 500,000 shares.

The proposed amendment, increasing the shares authorized under the Equity Plan, is intended to ensure that a sufficient number of shares of Common Stock are available to be issued to Eligible Persons and that Awards will be equitable. Employees with technical skills have been and will continue to be critical to the Corporation's success. Such employees frequently have other employment opportunities, particularly in the geographic region where the Corporation is located, offering compensation packages with substantial equity components. The Corporation's philosophy has been to grant options broadly throughout the organization. The Corporation believes that this broad-based approach to equity compensation has been a key factor in the successful hiring and retention of technical personnel. The proposed increase in the number of shares available for grant is necessary to continue to hire and retain technically skilled employees to maintain growth both domestically and internationally.

The amendment limiting the number of shares of Common Stock which may be covered by Awards to any one individual in any year to 500,000 shares is intended to ensure that compensation attributable to the stock options granted to the Corporation's highest paid executive officers will not be subject to the $1,000,000 limitation on the Corporation's income tax deduction for executive compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended. Although the Corporation has not typically granted stock options that approach these limits, such limits will give the Corporation the flexibility to grant such Awards, should the Compensation Committee determine that it would be in the best interest of the Corporation to do so, without adversely affecting the Corporation's tax deduction for compensation.

Federal Income Tax Consequences Relating to Stock Options


Incentive Stock Options.   An optionee does not realize taxable income upon the
-----------------------
grant or exercise of an incentive stock option ("ISO") under the Equity Plan.

If the optionee acquires shares of Common Stock through the exercise of an ISO and holds the shares for at least two years from the date of the grant and at least one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as mid-term or long-term capital gain and any loss sustained will be a mid-term or long-term capital loss, and (b) the Corporation is not entitled to a deduction for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

If the optionee acquires shares of Common Stock through the exercise of an ISO and disposes of the shares before the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Corporation is entitled to deduct such amount for Federal income tax purposes. Any further gain realized is taxed as a short-term, mid-term or long-term capital gain and the

Company is not entitled to deduct such amount. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.


Nonstatutory Stock Options  An optionee does not realize taxable income upon the
--------------------------
grant of a nonstatutory option. Upon the exercise of a nonstatutory option, the optionee realizes ordinary income in the amount equal to the difference between the option price and the fair market value of the shares on the date of the exercise, and the Corporation receives a tax deduction for the same amount.
When the stock is sold, gain or loss after the date of the exercise is treated as either short-term, mid-term or long-term capital gain depending on how long the stock was held an the Corporation is not entitled to any further deduction.


Vote Required

The affirmative vote by the holders of a majority of the Common Stock present or represented, and entitled to vote at the Annual Meeting is required to approve the amendments to the Equity Plan. Broker non-votes will not be counted as present or represented for this purpose. Abstentions will be counted as present and entitled to vote and, accordingly, will have the effect of a negative vote.

The Board of Directors recommends a vote FOR approving the amendments to the Equity Plan.

PROPOSAL III - APPROVAL OF INDEPENDENT AUDITORS

Subject to the ratification by the shareholders at the Annual Meeting, the Board of Directors of the Corporation, on recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP, certified public accountants, as the independent auditors to audit the financial statements of the Corporation for the current fiscal year. The Board may appoint a new accounting firm at any time if it believes that such a change would be in the best interests of the Corporation and its shareholders.

Arthur Andersen LLP has been the Corporation's auditors for the last seven years. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to respond to appropriate questions and to make a statement if they desire to do so.

The Board of Directors recommends a vote FOR ratifying the selection of Arthur Andersen LLP as independent auditors of the Corporation for 1998.


"SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE"

The Corporation's executive officers and directors are required, under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of securities of the Corporation with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Corporation.

Based solely on a review of (i) Forms 3 and 4, and amendments thereto, furnished to the Corporation during 1997, (ii) Forms 5 relating to the fiscal year ended December 31, 1997, and amendments thereto, furnished to the Corporation, and (iii) written representations that no Form 5 was required, the Corporation believes that, during 1997, the executive officers and directors of the Corporation complied with all applicable Section 16(a) filing requirements.


CERTAIN TRANSACTIONS

On September 25, 1997, Mr. Peter Brumme, a nominee for election as a Class III Director of the Corporation, received an option to purchase 5,000 shares of Common Stock as consideration for consulting services. The option exercise price was $26.50 per share and the option vests in its entirety on September 25, 2003.


OTHER MATTERS

Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other business is properly presented to the meeting, the proxy holders named in the accompanying form of Proxy will vote the Proxy in accordance with their best judgment. Shareholder proposals intended to be presented to the Corporation's 1999 Annual Meeting must be received by the Corporation not later than January 15, 1999 for inclusion in the Corporation's Proxy Statement and form of Proxy relating to such meeting.

For the Board of Directors



D. Westervelt Davis

IMPORTANT       Whether you own one share or many, you are urged to sign and return promptly the enclosed proxy in the postage paid envelope provided.

                            MICROTOUCH SYSTEMS, INC.

                     1992 Equity Incentive Plan, as Amended
                     --------------------------------------


Section 1.  Purpose
            -------

  The purpose of the MicroTouch Systems, Inc. 1992 Equity Incentive Plan, as amended, (the "Plan") is to attract and retain key employees and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.


Section 2.  Definitions
            -----------

  "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

  "Award" means any Option, Stock Appreciation Right, Performance Share or Restricted Stock awarded under the Plan.

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means a committee of not less than three members of the Board appointed by the Board to administer the Plan, provided that if and when the Company is subject to Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision ("Rule 16b-3"), each member of the Committee shall be a non-employee director within the meaning of Rule 16b-3 and an "outside director" or the equivalent within the meaning of Section 162(m) of the Code..

  "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

  "Company" means MicroTouch Systems, Inc.

  "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

  "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

  "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

  "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

  "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

  "Participant" means a person selected by the Committee to receive an Award under the Plan.

  "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

  "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

  "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

  "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

  "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

  "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.


Section 3.  Administration
            --------------

  The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for the Group and a maximum for any one Participant.


Section 4.  Eligibility
            -----------

  All employees (including part-time employees), and in the case of Awards other than Incentive Stock Options, consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocable elected not to be eligible, are eligible to be Participants in the Plan.


Section 5.  Stock Available for Awards
            --------------------------

  (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 2,750,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan,
(ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

  (c) The maximum number of shares of Common Stock subject to Options that may be granted to any Participant in the aggregate in any calendar year shall not exceed 500,000 shares, subject to adjustment under subsection (b) above.


Section 6.  Stock Options

  (a)  General.
       -------

     (i) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder. See subsection (b) below.

     (ii) The Committee shall establish the option price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award. In the case of Nonstatutory Stock Options granted at a time when the Company is subject to Rule 16b-3, such price shall not be less than 50% of the Fair Market Value of the Common Stock on the date of the award.

     (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (iv) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the company. Such payment may be made in whole or in part in case or, to the extent permitted by the Committee at or after the award of the Option, by delivery of shares of Common Stock owned by the optionee, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

  (b)  Incentive Stock Options.
       -----------------------

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

     (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant: and

          (y) The option exercise period shall not exceed five years from the date of grant.

     (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

     (iv) No Incentive Stock Option many be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

        (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

        (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.


Section 7.  Stock Appreciation Rights
            -------------------------

  (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs granted in tandem with Options shall have an exercise price of not less than the exercise price of the related Option. SARs granted at a time when the Company is subject to Rule 16b-3 shall have an exercise price of not less than 50% of the Fair Market Value of the Common Stock on the date of award, or in the case of the SARs grated in tandem with Options, the exercise price of the SAR shall not be less than the exercise price of the related Option.

  (b) An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in any stock market in which the Common Stock is usually traded.

Section 8.  Performance Shares
            ------------------

  (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

  (b) The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

  (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participator, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.


Section 9.  Restricted Stock
            ----------------

  (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.



Section 10.  General Provisions Applicable to Awards
             ---------------------------------------

  (a) Applicability of Rule 16b-3.  Those provisions of the Plan which make an
      ---------------------------
express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

  (b) Limitation on Transferability.  Options shall not be transferable by the
      -----------------------------
recipient other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative; provided that the Committee may, in its discretion, waive such restrictions in any case.

  (c) Documentation.  Each Award under the Plan shall be evidenced by a writing
      -------------
delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

  (d) Committee Discretion.  Each type of Award may be made alone, in addition
      --------------------
to or in relation to any other type of Award. the terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

  (e) Settlement.  The Committee shall determine whether Awards are settled in
      ----------
whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

  (f) Dividends and Cash Awards.  In the discretion of the Committee, any Award
      -------------------------
under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

  (g) Termination of Employment.  The Committee shall determine the effect on an
      -------------------------
Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

  (h) Change in Control.  In order to preserve a Participant's rights under an
      -----------------
Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interest of the Company.

  (i) Withholding.  The Participant shall pay to the Company, or make provision
      -----------
satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

  (j) Foreign Nationals.  Awards may be made to Participants who are foreign
      -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

  (k) Amendment of Award.  The Committee may amend, modify or terminate any
      ------------------
outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the

Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


Section 11.  Miscellaneous
             -------------

  (a) No Right To Employment.  No person shall have any claim or right to be
      ----------------------
granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b) No Rights As Shareholder.  Subject to the provisions of the applicable
      ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

  (c) Effective Date.  Subject to the approval of the shareholders of the
      --------------
Company, the Plan shall be effective on January 1, 1992. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

  (d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or
      -----------------
any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

  (e) Governing Law.  The provisions of the Plan shall be governed by and
      -------------
interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     Dear Shareholder:

     Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Corporation that require your immediate attention.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage- paid envelope.

     Thank you in advance for your prompt consideration of these matters.

     Sincerely,


     MicroTouch Systems, Inc.

                           MICROTOUCH SYSTEMS, INC.
                              (THE "CORPORATION")

   The undersigned, revoking previous proxies relating to the shares subject hereto, hereby acknowledges receipt of the Notice and Proxy Statement dated
P  May 15, 1998 in connection with the Corporation's 1998 Annual Meeting of
R Shareholders to be held at 10:00 a.m. on June 25, 1998 at the offices of O Mintz, Levin, Cohn, Ferris, Glovsky, Popeo, P.C., One Financial Center,
X Boston, Massachusetts and hereby appoints Geoffrey P. Clear and John Collins, Y and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Corporation which the undersigned is entitled to vote at said Annual Meeting of Shareholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy Statement. In addition, in their discretion, the proxies are authorized to vote upon such other matters as may properly come before said Annual Meeting. SIGNED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

          Election of two Class III Directors (or, if one or both of the nominees are not available for election, the shares represented hereby will be voted for such substitutes as the Board of Directors may designate).
          Nominees:

                         James D. Logan
                         Peter E. Brumme

                                                                 SEE REVERSE
           CONTINUED AND TO BE SIGNED ON REVERSE SIDE                SIDE

[X]   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE

      THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTOR AND FOR PROPOSALS 2 AND 3.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

      1. Election of Directors           2. Amendments to the 1992          FOR  AGAINST  ABSTAIN
         (see reverse)                      Equity Incentive Plan           [ ]    [ ]      [ ]

                 FOR         WITHHELD    3. Approval of Independent         FOR  AGAINST  ABSTAIN
                                            Auditors (Arthur Andersen LLP)  [ ]    [ ]      [ ]
                 [ ]           [ ]

      [ ]

   -----------------------------------------
   For the nominees except as noted above
                                                            MARK HERE FOR
                                                            ADDRESS CHANGE   [ ]
                                                            AND NOTE AT LEFT

                                       THIS PROXY IS SOLICITED ON BEHALF OF THE
                                       BOARD OF DIRECTORS OF THE CORPORATION.

                                       Please sign as name appears hereon.
                                       Joint owners should each sign.  When
                                       signing as attorney, executor,
                                       administrator, officer, trustee, or
                                       guardian, please give full title as such.

Signature:                 Date:        Signature:                Date:
          -----------------     --------          ----------------     --------